                                                                   Exhibit 10.13

                          DEVELOPMENT AND MANUFACTURING

                               SERVICES AGREEMENT

                                     BETWEEN

                               LONZA BIOLOGICS ***

                                       AND

                                 GENECRAFT INC.

     THIS AGREEMENT is made the 12th day of August, 2003 (the "Effective Date")

     BETWEEN

     1. LONZA BIOLOGICS ***, the registered office of which is at *** (herein after referred to as "LB"), and

     2. GENECRAFT INC., the registered office of which is at 2401 4th Ave., Suite 1050, Seattle, WA 98121 USA (herein after referred to as the "Customer").

     WHEREAS

     A. The Customer has created or controls certain Cell Lines as defined herein; and

     B. LB has expertise in the evaluation and production of monoclonal antibodies and proteins for therapeutic use using such Cell Lines; and

     C. The Customer wishes to contract LB for Services relating to the Cell Line as described in the Agreement, and

     D. LB is prepared to perform such Services for the Customer under the terms and conditions set out herein.

     NOW IT IS AGREED AS FOLLOWS:

     1. The following terms shall have the following meanings unless the context requires otherwise:

     "Affiliate" means any Company, partnership or other entity which directly or indirectly Controls, is Controlled by or is under common Control with the relevant party to this Agreement. "Control" means the ownership of more than fifty percent (50%) of the issued share capital or the legal power to direct or cause the direction of the general management and policies of the party in question;

     "Agreement" means this agreement incorporating Schedules 1 (Definitions and Specifications), 2 (Services) and 3 (Price and Terms of Payment) as amended or varied from time to time by written agreement of the parties;

     "Cell Line" means the cell line provided by Customer to LB, particulars of which are set out in Schedule 1;

     "Customer" means GENECRAFT INC and its successors in title and lawful assigns;

     "Customer Information" means all technical and other information not known to LB or in the public domain relating to the Cell Line, the Process (including for the avoidance of doubt improvements or modifications thereto from time to time) and the Product, from time to time supplied by the Customer to LB;

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     "Customer Materials" means the materials supplied by Customer to LB (if any) and identified as such by Schedule 1 hereto;

     "Customer Patent Rights" means all patents and patent applications of any kind throughout the world that are necessary or useful in performance of the Services excluding the LB Patent Rights;

     "Deliver", "Delivered" or "Delivery" has the meaning given to it in Clause 4.1;

     "LB Know-How" means all technical and other information relating directly or indirectly to the Process known to LB from time to time other than confidential Customer Information and information in the public domain;

     "LB Patent Rights" means all patents and patent applications of any kind throughout the world relating to the Process which from time to time LB is the owner of or is entitled to use;

     "Price" means the price specified in Schedule 3 for the Services;

     "Process" means the process for the production of the Product from the Cell Line, including any improvements or modifications thereto from time to time;

     "Product" means all or any part of the product manufactured using the Process (including any sample thereof), particulars of which are set out in
Schedule 1 and includes all derivatives thereof;

     "Services" means all or any part of the services performed by LB under the Agreement (including, without limitation, cell culture evaluation, purification evaluation, master, working and extended cell bank creation, and sample and bulk production), particulars of which are set out in Schedule 2;

     "Terms of Payment" means the terms of payment specified in Schedule 3.

     References to the singular number include the plural and vice versa, references to Clauses and Schedules are references to clauses and schedules to this Agreement.

     2. CUSTOMER OBLIGATIONS, WARRANTIES AND INDEMNITIES

          2.1 Customer shall pay the Price set out in Schedule 3 for provision of the Services together with any additional costs and expenses mutually agreed upon by the parties that fall due under this Agreement in accordance with the Terms of Payment.

          2.2 As agreed by the parties, the Customer shall supply to LB the Customer Information, together with full details of any hazards known to Customer relating to the Cell Line and/or the Customer Materials, and their storage and use. On review of this Customer Information, the Cell Line and/or the Customer Materials shall be provided to LB at LB's request. All right, title, and interest in and to the Cell Line and/or the Customer Materials and/or the Customer Information supplied to LB shall remain vested in the Customer.


                                      -2-

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          2.3 Subject to the terms and conditions of this Agreement, the
Customer hereby grants LB the non-exclusive, non-transferable (other than to LB's Affiliates), right to use the Cell Line, the Customer Materials and the Customer Information during the term of this Agreement solely for the purpose of the Agreement.

          2.4 The Customer warrants to LB that:

               2.4.1 Customer has the right to enter into this Agreement;

               2.4.2 ***;

               2.4.3 ***;

               2.4.4 ***;

               2.4.5 ***.

          2.5 The Customer undertakes to indemnify and to maintain LB promptly indemnified against any loss, damage, costs and expenses of any nature (including court costs and legal fees on a full indemnity basis), whether direct or consequential, and whether or not foreseeable or in the contemplation of LB or the Customer, that LB may ***.

          2.6 The Customer shall further indemnify and maintain LB promptly indemnified against all claims, actions, costs, expenses (including court costs and legal fees on a full indemnity basis) or other liabilities whatsoever in respect of:

               2.6.1 ***; and

               2.6.2 ***.

          2.7 The obligations of the Customer under this Clause 2 shall survive the termination for whatever reason of the Agreement.

     3. Provision of the Services

          3.1 LB shall diligently carry out the Services as provided in Schedule 2 and shall use all reasonable efforts to achieve the estimated timescales set out in that Schedule.

          3.2 LB shall manufacture Product using *** as outlined in Schedule 2, Stage 1.

          3.3 Owing to the unpredictable nature of the biological processes involved in the Services, the timescales set down for the performance of the Services (including without limitation the dates for production and Delivery of Product) and the quantities of Product for Delivery set out in Schedule 2 are estimated only.

          3.4 Without prejudice to LB's obligations under Clauses 3.1 and 3.2, ***:

               3.4.1 ***; or


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               3.4.2 ***.

     Provided that if a significant failure to perform the Services or produce the Product for Delivery arises due to gross negligence by LB the parties shall agree a commercially reasonable mechanism by which to compensate Customer.

          3.5 LB shall comply with the International Committee for Harmonisation regulatory requirements from time to time applicable to the Services as set out in Schedule 2.

          3.6 LB hereby undertakes not to use the Cell Line, the Customer Materials or the Customer Information (or any part thereof) for any purpose other than to perform the Services and supply Product under this Agreement.

          3.7 LB shall:

               3.7.1 at all times use *** to keep the Cell Line and/or the Customer Materials secure and safe from loss and damage in such manner as LB !stores its own material of similar nature;

               3.7.2 not part with possession of the Cell Line and/or the Customer Materials or the Product, save for the purpose of tests at the Testing Laboratories; and

               3.7.3 procure that all Testing Laboratories are subject to obligations of confidence substantially in the form of those obligations of confidence imposed on LB under this Agreement.

     4. DELIVERY, TRANSPORTATION OF PRODUCT AND CUSTOMER TESTS

          4.1 Product shall be *** and (b) risk and title to Product pass to Customer upon Delivery ("Deliver," "Delivery," or "Delivered," as appropriate).

          4.2 Unless otherwise agreed, LB shall package and label Product for Delivery in accordance with its standard operating procedures. It shall be the responsibility of the Customer to inform LB in writing in advance of any special packaging and labelling requirements for Product. All additional costs and expenses of whatever nature incurred by LB in complying with such special requirements shall be charged to the Customer in addition to the Price.

          4.3 If requested in writing by the Customer, LB will (acting as agent for Customer) arrange for insurance of Product whilst held by LB after Delivery (awaiting transportation) for a maximum of *** on terms equivalent to those under which LB insures other comparable products prior to Delivery. All additional costs and expenses of whatever nature incurred by LB in arranging such insurance shall be charged to the Customer in addition to the Price.

          4.4 If requested in writing by the Customer, LB will (acting as agent of the Customer for such purpose) arrange the transportation of Product from LB's premises to the destination indicated by the Customer together with insurance cover for Product in transit at its invoiced value. All additional costs and expenses of whatever nature incurred by LB in arranging such transportation and insurance shall be charged to the Customer in addition to the Price.

          4.5 Where LB has made arrangements for the transportation of Product, the Customer shall diligently examine the Product as soon as practicable after receipt. Notice of all claims (time being of the essence) arising out of:

               4.5.1 visible damage to or total or partial loss of Product in transit shall be given in writing to LB and the carrier within *** of receipt by Customer; or

               4.5.2 non-Delivery shall be given in writing to LB within *** after the date of LB's despatch notice.

          4.6 The Customer shall make damaged Product and associated packaging materials available for inspection and shall comply with the requirements of any insurance policy covering the Product notified by LB to the Customer. LB shall offer the Customer all reasonable assistance (at the cost and expense of the Customer) in pursuing any claims arising out of the transportation of Product.

     5. PRICE AND TERMS OF PAYMENT

          5.1 Unless otherwise indicated in writing by LB, all prices and charges are exclusive of Value Added Tax or of any other applicable taxes, levies, imposts, duties and fees of whatever nature imposed by or under the authority of any government or public authority, which shall be paid by the Customer (other than taxes on LB's income). All invoices are strictly net and payment must be made within *** of date of invoice. Payment shall be made without deduction, deferment, set-off, lien or counterclaim of any nature.

          5.2 In default of payment on due date:

               5.2.1 interest shall accrue on any amount overdue at the rate of *** above the base lending rate from time to time of National Westminster Bank plc, interest to accrue on a day to day basis both before and after judgment; and

               5.2.2 LB shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of the Services or to treat the Agreement as repudiated on not less than *** prior notice in writing to Customer given at any time thereafter.

     6. LB Warranties and Indemnity

          6.1 LB warrants that:

               6.1.1 the Services shall be performed in accordance with Clause 3.1;

               6.1.2 unencumbered title (save for any intellectual property rights which may exist) to Product will be conveyed to Customer upon Delivery;


                                      -5-

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               6.1.3 as of the date of this Agreement the LB Know-How and LB
Patent Rights are owned by LB or LB is otherwise entitled to use them for the purposes of providing Services under this Agreement and during the term of this Agreement LB shall not do or cause anything to be done which would adversely affect their ownership or entitlement to use the same for those purposes;

               6.1.4 LB has the necessary corporate authorisations to enter into this Agreement;

               6.1.5 as of the date of this Agreement to the best of LB' s knowledge and belief, the use by LB of the Process (excluding any modifications or steps made or developed by Customer, the Customer Materials, Customer Information and Customer Patent Rights) and LB Patent Rights and LB Know-How for the performance of the Services as provided herein will not infringe any rights (including without limitation any intellectual or industrial property rights) vested in any third party;

               6.1.6 LB will notify Customer in writing immediately if it receives or is notified of a claim from a third party that the use by LB of the Process and/or the LB Know-How or the LB Patent Rights for Services infringes any intellectual property rights vested in such third party.

          6.2 Clause 6.1 is in lieu of all conditions, warranties and statements in respect of the Services and/or the Product whether expressed or implied by statute, custom of the trade or otherwise (including but without limitation any such condition, warranty or statement relating to the description or quality of the Product, its fitness or suitability for a particular purpose or use under any conditions whether or not known to LB) and any such condition, warranty or statement is hereby excluded.

          6.3 LB undertakes to indemnify and to maintain Customer promptly indemnified against any direct loss, damage, costs and expenses (including court costs and legal fees on a full indemnity basis) that Customer may suffer arising directly out of any third party claim or action resulting from any breach of the warranties given by LB in Clause 6.1 or any claims alleging that LB's sole use of LB Know-How (excluding use of LB Know-How with Customer Materials or Customer Information) infringes any rights (including without limitation any intellectual or industrial rights) vested in a third party (whether or not LB knows or ought to have known the same).

          6.4 Without prejudice to the terms of Clauses 4.5 6.3, 6.5 and 6.6, the liability of LB for any loss or damage suffered by the Customer as a result of any breach of the Agreement or of any other liability of LB (including misrepresentation and negligence) in respect of the Services (including without limitation the production and/or supply of the Product) shall be limited to the payment by LB of damages which shall not exceed ***

          6.5 Subject to Clause 6.6, LB shall not be liable for the following loss or damage howsoever caused (even if foreseeable or in the contemplation of LB or the Customer):

               6.5.1 ***; or


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               6.5.2 ***; and

               6.5.3 ***.

          6.6 Nothing contained in these Standard Terms shall purport to exclude or restrict any liability for death or personal injury resulting directly from negligence by LB in carrying out the Services or any liability for breach of the implied undertakings of LB as to title.

          6.7 The obligations of the Customer and LB under this Clause 6 shall survive the termination for whatever reason of the Agreement.

     7. Confidentiality

          7.1 The Customer acknowledges that LB Know-How and LB acknowledges that Customer Information, Customer Materials and the Cell Line with which it is supplied by the other pursuant to the Agreement ("Confidential Information") is supplied, subject to Clause 7.5, in circumstances imparting an obligation of confidence and each agrees to keep the other party's Confidential Information secret and confidential and to respect the other's proprietary rights therein and not at any time for any reason whatsoever to disclose or permit such Confidential Information to be disclosed to any third party save as expressly provided herein.

          7.2 The Customer and LB shall each procure that all their respective employees, consultants, contractors and persons for whom it is responsible having access to the other party's Confidential Information shall be subject to the same obligations of confidence as the principals pursuant to Clauses 7.1 and 7,3 and shall be bound by secrecy agreements in support of such obligations.

          7.3 LB and the Customer each undertake not to disclose or permit to be disclosed to any third party except LB's Affiliate Lonza Biologies, Inc (including any contractors or consultants not previously approved in writing by LB, such approval not to be unreasonably withheld or delayed), or otherwise make use of or permit to be made use of (a) any trade secrets or Confidential Information relating to the technology, business affairs or finances of the other, any subsidiary, holding company or subsidiary or any such holding company of the other, or of any suppliers, agents, distributors, licensees or other customers of the other which comes into its possession under this Agreement or
(b) the commercial terms of this Agreement except to the extent that the same is required to be disclosed pursuant to subpoena, court order, judicial process or otherwise by law, provided the receiving party provides prompt notice to the disclosing party of such requirement in order to give the disclosing party an opportunity to timely seek a protective order or other appropriate judicial relief. In the event the disclosing party is unable to obtain a protective order or other appropriate judicial relief, the receiving party shall disclose only that portion of the disclosing party's Confidential Information which is legally required to be disclosed, and ensure that all such Confidential Information of the disclosing party shall be redacted to the fullest extent permitted by law prior to such disclosure and that the disclosing party shall be given an opportunity to review the Confidential Information prior to its disclosure.

          7.4 The obligations of confidence referred to in this Clause 7 shall not extend to any information which:

               7.4.1 is or becomes generally available to the public otherwise than by reason of a breach by the recipient party of the provisions of this Clause 7;

               7.4.2 is known to the recipient party and is at its free disposal prior to its receipt from the disclosing party;

               7.4.3 is subsequently disclosed to the recipient party without being made subject to an obligation of confidence by a third party;

               7.4.4 LB or the Customer may be required to disclose under any statutory, regulatory or similar legislative requirement, subject to the imposition of obligations of secrecy wherever possible in that relation; or

               7.4.5 is developed by any servant or agent of the recipient party without access to or use or knowledge of the Confidential Information of the disclosing party.

          7.5 The parties acknowledge that:

               7.5.1 without prejudice to any other rights and remedies that the parties may have, the parties agree that the Confidential Information is valuable and that damages may not be an adequate remedy for any breach of the provisions of Clauses 7.1, 7.2, 7.3 and 7.4. The parties agree that the relevant party will be entitled without proof of special damage to the remedies of an injunction and other equitable relief for any actual or threatened breach by the other party;

               7.5.2 the Customer shall not at any time have any right, title, license or interest in or to LB Know-How, the LB Patent Rights or any other intellectual property rights relating to the Process which are vested in LB or to which LB is otherwise entitled; and

               7.5.3 LB acknowledges that save as provided herein LB shall not at any time have any right, title, license or interest in or to the Customer Information, Customer Materials, the Cell Line, Customer Patent Rights or any other intellectual property rights vested in Customer or to which the Customer is entitled,

          7.6 The obligations of LB and the Customer under this Clause 7 shall survive the termination for whatever reason of the Agreement.

     8. TERMINATION

          8.1 If it becomes apparent to either LB or the Customer at any stage in the provision of the Services that it will not be possible to complete the Services for scientific or technical reasons, *** period shall be allowed for good faith discussion and attempts to resolve such problems. If such problems are not resolved within such period, LB and the Customer shall each have the right to terminate the Agreement forthwith by notice in writing. In the event of such termination, the Customer shall pay to LB ***.

          8.2 The parties may each terminate the Agreement forthwith by notice in writing to the other party upon the occurrence of any of the following events:

               8.2.1 if the other commits a material breach of the Agreement (which shall include a breach of the warranties set out in Clauses 2 and 6 respectively) which in the case of a breach capable of remedy is not remedied within *** of the receipt by the other of notice identifying the breach and requiring its remedy; or

               8.2.2 if the other ceases for any reason to carry on business or compounds with or convenes a meeting of its creditors or has a receiver or manager appointed in respect of all or any part of its assets or is the subject of an application for an administration order or of any proposal for a voluntary arrangement or enters into liquidation (whether compulsorily or voluntarily) or undergoes any analogous act or proceedings under foreign law.

          8.3 Upon the termination of the Agreement for whatever reason:

               8.3.1 LB shall cease all use of and promptly return to the Customer all Customer Information and shall dispose of or return to the Customer the Customer Materials (and where supplied by Customer the Cell Line) and any materials therefrom, as directed by the Customer;

               8.3.2 the Customer shall promptly return to LB all LB Know-How it has received from LB;

               8.3.3 the Customer shall not thereafter use or exploit the LB Patent Rights or the LB Know-How in any way whatsoever;

               8.3.4 LB shall refund within *** of the effective date of such termination all amounts paid to LB in excess of the amounts owed to LB if any, pursuant to this Clause 8; and

               8.3.5 LB and the Customer shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Clause 8.3.

          8.4 Termination of the Agreement for whatever reason shall not affect the accrued rights of either LB or the Customer arising under or out of this Agreement and all provisions which are expressed to survive the Agreement shall remain in full force and effect

     9. FORCE MAJEURE

          9.1 If LB is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and shall give written notice thereof to the Customer specifying the matters constituting Force Majeure together with such evidence as LB reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, LB shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue.


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

          9.2 The expression "Force Majeure" shall be deemed to include any cause affecting the performance by LB of the Agreement arising from or attributable to acts, events, acts of God, omissions or accidents beyond the reasonable control of LB.

     10. GOVERNING LAW, JURISDICTION AND ENFORCEABILITY

          10.1 The construction, validity and performance of the Agreement shall be governed by the laws of ***, and LB and the Customer submit to the non-exclusive jurisdiction of ***.

          10.2 No failure or delay on the part of either LB or the Customer to exercise or enforce any rights conferred on it by the Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

          10.3 The illegality or invalidity of any provision (or any part thereof) of the Agreement or these Standard Terms shall not affect the legality, validity or enforceability of the remainder of its provisions or the other parts of such provision as the case may be.

     11. NOTICES

          11.1 Any notice or other communication to be given under this Agreement shall be delivered personally or sent by facsimile transmission, or if facsimile transmission is not available, by first class pre-paid post addressed as follows:

               11.1.1 If to Lonza Biologics to: Lonza Biologies ***
                                                ***
                                                ***
                                                ***
                                                ***
                                                ***

                      For the attention of:     ***

                      If to the Customer to:    GeneCraft Inc.,
                                                24014th Ave., Suite 1050
                                                Seattle, WA 98121
                                                USA
                                                Facsimile: 206-838-0503

                      For the attention of:     Kendall M. Mohler, Ph.D.
                                                Senior Vice President, R & D

     or to such other destination as either party hereto may hereafter notify to the other in accordance with the provisions of this Clause 11.


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

          11.2 All such notices or other communications shall be deemed to have been served as follows:

               11.2.1 if delivered personally, at the time of such delivery;

               11.2.2 if sent by facsimile, upon receipt of the transmission confirmation slip showing completion of the transmission;

               11.2.3 if sent by first class pre-paid post, the earlier of receipt by the addressee or ten (10) business days (Saturdays, Sundays and Bank or other public holidays excluded) after being placed in the post.

     12. MISCELLANEOUS

          12.1 Neither party shall be entitled to assign, transfer, charge or in any way make over the benefit and/or the burden of this Agreement without the prior written consent of the other which consent shall not be unreasonably withheld or delayed, save that LB shall be entitled without the prior written consent of the Customer to assign, transfer, charge, subcontract, deal with or in any other manner make over the benefit and/or burden of this Agreement to an or to any company with which LB may merge or to any company to which that LB may transfer its assets and undertakings.

          12.2 The text of any press release or other communication to be published by or in the media concerning the subject matter of the Agreement shall require the prior written approval of LB and the Customer.

          12.3 The Agreement embodies the entire understanding of LB and the Customer and there are no promises, terms, conditions or obligations, oral or written, expressed on implied, other than those contained in the Agreement. The terms of the Agreement shall supersede all previous agreements (if any) which may exist or have existed between LB and the Customer relating to the Services.

          12.4 The parties to this Agreement do not intend that any term hereof should be enforceable by virtue of *** by any person who is not a party to this Agreement.

          12.5 No variation of or addition to this Agreement or any part thereof shall be effective unless in writing and signed on behalf of both parties. Notwithstanding the above the parties hereby confirm that amendments to the Specification shall be effective if reduced to writing and signed by the quality and/or regulatory representative of both parties, which quality and/or regulatory representative shall be nominated from time to time by each party.


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

     AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

Signed for and on behalf of
LONZA BIOLOGICS ***                     ***
                                        ----------------------------------------


                                        ***
                                        ----------------------------------------
                                                                           TITLE

Signed for and on behalf of
GENECRAFT INC.,                         /s/ Peter Thompson
                                        ----------------------------------------
                                        President & CEO                    TITLE

                                   SCHEDULE 1
                         DEFINITIONS AND SPECIFICATIONS

1.1  DEFINITIONS

     For the purpose of this document:-

     "Cell Line" shall mean any of the *** cell lines supplied by the Customer expressing Product.

     "Product" shall mean the Small Modular ImmunoPharmaceutical (SMIP) produced by the Cell Line known as ***.

1.2  CELL LINE ACCEPTANCE CRITERIA

     In order for the Cell Lines to be accepted into LB's development facility, the following testing is required and the appropriate specifications achieved.

TEST   METHOD   SPECIFICATION
----   ------   -------------
 ***     ***         ***

 ***     ***         ***

                                   SCHEDULE 2
                                    SERVICES

2.1  SERVICES

     SUPPLY OF CUSTOMER MATERIALS AND CUSTOMER KNOW-HOW

     Prior to commencement of the Services at LB the Customer shall supply LB with the following:

     -    ***

2.2  ACTIVITIES TO BE UNDERTAKEN BY LB

Stage 1   ***

                                   SCHEDULE 2
                                    SERVICES

STAGE 1   ***

     1.1  Objectives

          ***

     1.2  Activities

          ***

                                   SCHEDULE 2
                                    SERVICES

          ***

     1.3  DELIVERABLES

          ***

     1.4  TIMESCALE

     Stage 1 shall commence as soon as the Cell Lines are received by LB and when Biological Safety Committee approval has been obtained. Stage 1 will be complete upon issue of summary report.

     It is estimated that Stage 1 will take *** to complete.

                                   SCHEDULE 3
                           PRICE AND TERMS OF PAYMENT

1.0  PRICE

     In consideration for LB carrying out the Services as detailed in Schedule 2, the Customer shall pay LB as follows:

                        PRICE
 STAGE    DESCRIPTION    ***
-------   -----------   -----
Stage 1       ***        ***

2.0  PAYMENT

     Payment by the Customer of the Price for each Stage shall be made against LB's invoices that will be issued as follows:

2.1  For Stage 1

     *** upon commencement of Stage 1.

     *** upon issue of all the deliverables for Stage 1 to the Customer as set forth in Section 1.3 of Schedule 2.


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